SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 22, 2007
Expedia, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51447	20-2705720
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

3150 139th Avenue S.E., Bellevue, Washington	98005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area	(425) 679-7200
code:
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
SIGNATURE

Item 7.01     Regulation FD Disclosure
On June 22, 2007, Expedia, Inc. Chairman and Senior Executive Barry Diller circulated the following email to Expedia, Inc. employees:

To:	All Expedia Employees

From:	Barry Diller

Re:	Message from the Chairman
I have seen recent reports from securities analysts and others regarding my plans for Expedia. I want to say clearly that I have no intention to transfer control of Expedia to Liberty Media Corporation under any circumstances. I don’t want any of you to wonder or worry that the Company is being tossed around between me and Liberty as a pawn on a chessboard. It is not. I would prefer that there be no speculation, but since I can’t prevent Liberty from doing so in numerous conferences and meetings, I’d rather be on the record, with clarity.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA, INC.
Date: June 22, 2007	By:	/s/ Burke F. Norton
		Name:	Burke F. Norton
		Title:	Executive Vice President and General Counsel